UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023 (April 28, 2023)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

001-39144
(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	DISH	The Nasdaq Stock Market L.L.C.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 28, 2023, DISH held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”).

The following matters were voted upon at the Annual Meeting:

a.	The election of Kathleen Q. Abernathy, George R. Brokaw, Stephen J. Bye, W. Erik Carlson, James DeFranco, Cantey M. Ergen, Charles W. Ergen, Tom A. Ortolf, and Joseph T. Proietti as directors to serve until the 2024 annual meeting of shareholders or until their respective successors shall be duly elected and qualified;
b.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
c.	Non-binding advisory vote on executive compensation; and
d.	Non-binding advisory vote on the frequency of future non-binding advisory votes on executive compensation.

The following are the final voting results for each of the items voted upon at the Annual Meeting:

			Broker
Election of directors:	For	Withheld	Non-Votes
Kathleen Q. Abernathy	2,493,072,255	122,858,355	20,250,103
George R. Brokaw	2,529,679,176	86,251,434	20,250,103
Stephen J. Bye	2,598,818,297	17,112,313	20,250,103
W.Erik Carlson	2,595,476,323	20,454,287	20,250,103
James DeFranco	2,589,342,759	26,587,851	20,250,103
Cantey M. Ergen	2,562,732,883	53,197,727	20,250,103
Charles W. Ergen	2,555,225,615	60,704,995	20,250,103
Tom A. Ortolf	2,531,311,925	84,618,685	20,250,103
Joseph T. Proietti	2,597,767,128	18,163,482	20,250,103

Ratification of the appointment of KPMG LLP:
For			2,616,589,672
Against			5,042,134
Abstain			14,548,907

Amendment and Restatement of our Employee Stock Purchase Plan:
For			2,600,947,788
Against			439,266
Abstain			14,543,556
Broker Non-Votes			20,250,103

Non-binding advisory vote on executive compensation:
For			2,478,071,265
Against			111,520,288
Abstain			26,339,057
Broker Non-Votes			20,250,103

Non-binding advisory vote on the frequency of future non-binding advisory votes on executive compensation:
1 Year			163,648,273
2 Years			92,652
3 Years			2,437,713,921
Abstain			14,475,764
Broker Non-Votes			20,250,103

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION
Date: May 1, 2023	By:	/s/ Timothy A. Messner
Timothy A. Messner Executive Vice President, General Counsel and Corporate Secretary